UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CORGENIX MEDICAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT DATED DECEMBER 11, 2014

TO THE CORGENIX MEDICAL CORPORATION

PROXY STATEMENT DATED OCTOBER 21, 2014

GENERAL INFORMATION

This supplement is being filed on December 11, 2014.  The following information supplements, and should be read in conjunction with, our proxy statement dated October 21, 2014 (as previously supplemented on November 7, 2014, November 19, 2014 and November 21, 2014, the “Proxy Statement”) relating to the proposed merger of Corgenix Medical Corporation (the “Company” or “Corgenix”) with Centennial Integrated, Inc. (“Merger Sub”), a wholly-owned subsidiary of Centennial Medical Holdings, Inc. (“Buyer”), pursuant to that certain Agreement and Plan of Merger dated August 27, 2014 (“Merger Agreement”), whereby the Company would become a wholly-owned subsidiary of Buyer.  Buyer is an affiliate of Orgentec Diagnostika.

ADJOURNMENT OF THE SPECIAL MEETING

The special meeting of the shareholders was re-convened as scheduled on December 10, 2014.  However, the meeting was immediately adjourned again, without a vote being taken on the merger and the Merger Agreement, until December 18, 2014, at 9:00 a.m., Mountain Time in order that the additional disclosures contained in this supplement could be filed.  The meeting will be held at the Westin Westminster, 10600 Westminster Blvd, Westminster, CO 80020.  The record date for the special meeting has not changed.  Only shareholders of record on October 14, 2014 are entitled to vote.  Any proxies or votes already submitted by shareholders in connection with the special meeting will remain valid and will be unaffected by the delay in holding the special meeting.  There is no need for any shareholders to vote again unless you choose to revoke your proxy and change your vote.

SUPPLEMENTAL DISCLOSURE

The following information amends and supplements the information disclosed in the Proxy Statement.

The following is added as the second bullet point and supplements the paragraph under the heading “Interests of Our Directors and Executive Officers and Our Largest Shareholder in the Merger (page 42 and 46)” on page 8 of the Proxy Statement.

•                  an incentive payment from our largest shareholder to the board member serving as its nominee on our board of directors upon closing of the merger;

The following is added as a new paragraph after the paragraphs under the heading “Director and Officer Indemnification Insurance” on page 46 of the Proxy Statement.

Interest of Our Largest Shareholder’s Board Nominee

David Ludvigson serves on our board of directors as the nominee of our largest shareholder. On February 3, 2014, Mr. Ludvigson and our largest shareholder entered into an amendment of their existing agreement for consulting services related to a number of matters, including his position on our board of directors. This amendment has a term of 12 months unless renewed by the parties. In addition to reducing his retainer from $11,333 per month to $8,333 per month, the amendment added for the first time that Mr. Ludvigson will be paid an incentive based on the largest shareholder’s realization of Corgenix shareholdings upon the closing of a transaction or sale of the largest shareholder’s shares of Corgenix stock. The incentive payment would vary based on the amount realized from $50,000 to $250,000. Based on the terms of the merger, Mr. Ludvigson will be paid $100,000 upon the closing of the merger. Although our other board members only recently became aware of this incentive payment, our board ratified its approval of the Merger Agreement after it was advised of these arrangements.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

We caution you that this document contains disclosures that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about us and the merger. All statements regarding our expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budget, projected costs or cost savings, capital expenditures, competitive positions, growth opportunities for existing products or products under development, plans and objectives of management for future operations, markets for stock, and our evaluation of strategic alternatives, including the merger, are forward-looking statements. In addition, forward-looking statements include statements in which we use words such as ‘‘expect,’’ ‘‘believe,’’ ‘‘anticipate,’’ ‘‘intend,’’ or similar expressions. These forward-looking statements are based upon information presently available to our management and are inherently subjective, uncertain and subject to change, due to any number of risks and uncertainties. Factors that could cause events not to occur as expressed in the forward-looking statements in this document include, but are not limited to, unanticipated delays; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any litigation that has been or may be instituted with respect to the merger; and the inability to complete the merger due to the failure to obtain the approval of our shareholders of the adoption of the Merger Agreement or the failure to satisfy other closing conditions, as well as other risk factors detailed in our Annual Report on Form 10-K for the year ended June 30, 2014, filed with the SEC on September 10, 2014, under the captions ‘‘Forward Looking Statements’’ and ‘‘Risk Factors’’ and otherwise in our reports and filings with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date that they are made. We assume no obligation to update, revise or correct any forward-looking statements after the date of this document or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as otherwise may be required by law.

Additional Information about the Merger and Where to Find It

This document may be deemed to be solicitation material with respect to the merger. In connection with the merger, the Company has filed the Proxy Statement and may file or furnish other relevant materials with the SEC. THE COMPANY’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THESE MATERIALS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The proxy statement and other relevant materials (when they become available), and any and all documents filed or furnished by the Company with or to the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s investors and security holders may obtain free copies of the documents filed or furnished by the Company with or to the SEC by directing a request to the Company’s proxy solicitor, Georgeson Inc. at (877) 278-4751.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the special meeting. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the Company’s Proxy Statement, and is supplemented by other public filings made, and to be made, with the SEC by the Company. Information regarding the direct and indirect interests of the Company, its executive officers and directors and other participants in the solicitation is set forth in the Proxy Statement.